Exhibit 10.12

This document was prepared by:

Cori Leonard Young

Polsinelli PC

900 W. 48th Place, Suite 000

Kansas City, Missouri 64112

and after recording should

be returned to:

Polsinelli PC

900 W. 48th Place, Suite 900

Kansas City, Missouri 64112

Attention: Cora Blackwell

Loan No. 10061067

______________________________________________________________________________

(space above reserved for Recorder’s use)

ASSUMPTION AGREEMENT

Dated March 16, 2015

By and Among

KRG HOT SPRINGS FAIRGROUNDS, LLC

Original Borrower

IREIT HOT SPRINGS FAIRGROUNDS, L.L.C.

New Borrower

KITE REALTY GROUP, L.P.

Current Guarantor

INLAND REAL ESTATE INCOME TRUST, INC.

New Guarantor

And

WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF GS MORTGAGE SECURITIES CORPORATION II, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2012-GC6

Lender

ASSUMPTION AGREEMENT

THIS ASSUMPTION AGREEMENT (“Agreement”) is made as of the 16th day of March, 2015 (“Effective Date”), by and among IREIT HOT SPRINGS FAIRGROUNDS, L.L.C., a Delaware limited liability company (“New Borrower”), whose address is 2901 Butterfield Road, Oak Brook, Illinois 60523; KRG HOT SPRINGS FAIRGROUNDS, LLC, a Delaware limited liability company (“Original Borrower”), whose address is 30 S. Meridian Street, Indianapolis, Indiana 46204; WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF GS MORTGAGE SECURITIES CORPORATION II, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2012-GC6 (“Lender”), whose address is c/o KeyBank National Association, 11501 Outlook, Suite #300, Overland Park, Kansas 66211; KITE REALTY GROUP, L.P., a Delaware limited partnership, whose address is 30 S. Meridian Street, Indianapolis, Indiana 46204 (hereinafter individually, collectively and jointly and severally, “Current Guarantor”); and INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation, whose address is 2901 Butterfield Road, Oak Brook, Illinois 60523 (hereinafter individually, collectively and jointly and severally, “New Guarantor”; and collectively New Borrower, Original Borrower, New Guarantor and Current Guarantor, are the “Borrower Parties,” and collectively, the Borrower Parties and Lender are the “Parties”).

RECITALS:

A. Pursuant to that certain Loan Agreement dated September 21, 2011 ( the “Loan Agreement”) Original Borrower borrowed from Goldman Sachs Commercial Mortgage Capital, L.P., a Delaware limited partnership (“Original Lender”), the principal sum of $13,453,000 (the “Loan”) for the financing of certain property located in Garland County, Arkansas, legally described on Exhibit A attached hereto and by this reference made a part hereof (such real estate, together with all improvements thereon and personal property associated therewith, is hereinafter collectively called the “Property”). Lender is the current owner and holder of all right, title and interest in the Loan and the Loan Documents (as hereinafter defined).

B. As security for the Loan, Original Borrower executed and delivered to Original Lender a Mortgage, Assignment of Rents and Leases, Collateral Assignment of Property Agreements, Security Agreement and Fixture Filing, dated September 21, 2011, and recorded in the real estate records of Garland County, Arkansas, on September 23, 2011, Book 3288, Page 761, in the Real Estate Records of Garland County, Arkansas (“Security Instrument”). The Loan Agreement, the Security Instrument, the Promissory Note dated September 21, 2011, evidencing the Loan (“Note”), the Guaranty Agreement (“Guaranty”) executed by Inland Diversified Real Estate Trust, Inc., a Maryland corporation (“Original Guarantor”), the Environmental Indemnity Agreement (“Indemnity”) executed by Original Borrower and Original Guarantor, and all other documents and instruments evidencing and/or securing the Note which have been executed on or before the Effective Date by Original Borrower or others in connection with or related to the Loan, including this Agreement, any assignments of leases and rents, other assignments, security agreements, financing statements, guaranties, indemnity agreements, cash management agreements, letters of credit, escrow agreements or escrow/holdback arrangements, together with all amendments, modifications, substitutions or replacements thereof, are sometimes herein collectively referred to as the “Loan Documents.” The Loan Documents are hereby incorporated by this reference as if fully set forth in this Agreement.

C. Lender and KeyBank National Association (“KeyBank”) entered into a certain Pooling and Servicing Agreement pursuant to which Lender, among other things, authorized KeyBank to act on Lender’s behalf and as Lender’s agent with respect to the subject matter hereof.

D. Pursuant to that certain Consent Agreement dated July 1, 2014 (the “Consent Agreement”), Current Guarantor assumed the obligations of Original Guarantor under the Guaranty and Indemnity; interests in Original Borrower were transferred by merger and Original Borrower’s name was changed; and certain modifications were made to the Loan Agreement.

E. Original Borrower desires to transfer all of its right, title and interest in and to the Property to New Borrower. Pursuant to Article II of the Loan Agreement, Original Borrower has requested that Lender consent to such transfer and permit New Borrower to assume the Loan. Subject to the terms and conditions of this Agreement, Lender is willing to consent to the transfer of the Property to New Borrower, the assumption of the Loan by New Borrower and the assumption by New Guarantor of all obligations of Current Guarantor under the Loan Documents.

Agreement

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.               Assumption.

(a) New Borrower hereby (i) assumes and agrees to pay the unpaid balance due and owing under the Loan Documents, together with interest thereon, all in accordance with the terms of the Loan Documents, and (ii) agrees to perform all of the other obligations of Original Borrower under the Note, Security Instrument and other Loan Documents and be bound by, comply with and perform each and every other covenant, condition, agreement, representation, warranty, waiver, consent, acknowledgment and obligation of Original Borrower under the Loan Documents with the same force and effect as if New Borrower itself had executed and delivered each and every Loan Document. New Borrower shall henceforth be deemed to be the “Mortgagor,” “Assignor,” “Trustor,” “Grantor,” “Indemnitor” and/or “Borrower” under each of the Loan Documents. Without limiting the generality of the foregoing, New Borrower’s assumption includes the assumption of all obligations, liabilities, and waivers of Original Borrower set forth in the Note, including, without limitation, the liabilities of Original Borrower under Section 9.19 of the Loan Agreement thereof. The foregoing assumption by New Borrower is absolute and unconditional.

(b) New Guarantor hereby assumes and agrees to perform all of the obligations of Current Guarantor under the Guaranty and the Indemnity, copies of which New Guarantor hereby acknowledges having received, and to be bound by, comply with and perform each and every covenant, condition, agreement, representation, warranty, waiver, consent, acknowledgment and obligation of Current Guarantor under the Guaranty and the Indemnity with the same force and effect as if New Guarantor itself had executed and delivered each of the Guaranty and the Indemnity. New Guarantor shall henceforth be deemed to be the Guarantor under the Guaranty, the Indemnitor under the Indemnity, and the Guarantor under each of the other Loan Documents. Without limiting the generality of the foregoing, New Guarantor’s assumption includes the assumption of all obligations, liabilities, and waivers of Current Guarantor set forth in the Guaranty and the Indemnity. The foregoing assumption by New Guarantor is absolute and unconditional.

2. Consent. Effective upon the satisfaction of, and subject to, all the terms and conditions set forth in this Agreement, Lender consents to: (a) the conveyance by Original Borrower to New Borrower of all of Original Borrower’s rights, title, and interest in and to the Property; (b) the assumption by New Borrower of all of Original Borrower’s obligations and liabilities under the Loan Documents upon the terms and conditions set forth herein; (c) the assumption by New Guarantor of all of Current Guarantor’s obligations and liabilities under the Loan Documents; and (d) the replacement of the existing property manager with Inland National Real Estate Services, LLC (“New Property Manager”) as the new property manager of the Property. Lender further represents and warrants that there is no Event of Default or event which with the giving of Notice or passage of time or both would be an Event of Default has occurred and is continuing under the Loan Documents.

3. Release of Original Borrower. Effective upon the recordation of this Agreement, Original Borrower shall be released from: (i) all liability and obligation for repayment of the Loan; and (ii) all other liabilities and obligations under the Note and all Loan Documents as to acts, events or omissions occurring or obligations arising after the Effective Date; provided, however, such release shall not apply to any acts, events or omissions of Original Borrower which occurred prior to the Effective Date, whether or not the effects of or damages from such acts, events or omissions are apparent or ascertainable as of the Effective Date.

4. Release of Current Guarantor. Effective upon the recordation of this Agreement, Current Guarantor shall be released from all liabilities and obligations under the Guaranty and the Indemnity as to acts, events or omissions occurring or obligations arising after the Effective Date; provided, however, such release shall not apply to any acts, events or omissions of Current Guarantor which occurred prior to the Effective Date, whether or not the effects of or damages from such acts, events or omissions are apparent or ascertainable as of the Effective Date.

5. Ratification, Estoppel and Release.

(a) New Borrower hereby ratifies and reaffirms (i) each grant, pledge, assignment and conveyance to Lender of, and New Borrower grants, pledges, assigns and conveys to Lender a lien on, pledge of, and security interest in, the Property pursuant to the terms of the Security Instrument, including all rights, interests and property hereafter acquired, and all products and proceeds thereof and additions and accessions thereto, and (ii) that as of the Effective Date, all of the terms, representations, warranties, covenants and provisions of the Loan Documents remain in full force and effect, without modification, except as necessary to implement the terms and provisions of this Agreement and except for those representations, warranties, covenants and provisions that specifically apply to Original Borrower.

(b)            Original Borrower ratifies and reaffirms that as of the Effective Date, all of the terms, representations, warranties, covenants and provisions of the Loan Documents remain in full force and effect, and are true and correct in all material respects with respect to Original Borrower, without modification, except as necessary to implement the terms and provisions of this Agreement.

(c) Current Guarantor hereby ratifies and reaffirms that as of the Effective Date, all of the terms, representations, warranties, covenants and provisions of the Guaranty and Indemnity remain in full force and effect, and are true and correct in all material respects with respect to Current Guarantor as “Guarantor” and/or “Indemnitor” thereunder, without modification, except as necessary to implement the terms and provisions hereof and except for those representations, warranties, covenants and provisions that specifically apply to Current Guarantor.

(d) The Parties acknowledge that as of March 5, 2015, the outstanding principal amount of $13,453,000.00 was justly owing on account of the Note and interest has been paid through February 5, 2015.

(e) Original Borrower hereby assigns to New Borrower all of Original Borrower’s right, title and interest in and to any escrow and/or reserve funds or accounts held by Lender. New Borrower hereby ratifies and confirms its obligations to continue to deposit the required deposits into such escrow and/or reserve funds or accounts as required under the Loan Documents. The parties hereto hereby acknowledge and confirm that the balance of each of the escrow and/or reserve accounts held by Lender as of March 5, 2015, was as follows:

Insurance Escrow: $ 0.00

Tax Escrow: $ 0.00

(f) Each Borrower Party hereby remises, releases and forever discharges Lender and all of Lender’s officers, directors, agents, loan servicing agents, special servicing agents, employees, attorneys, subsidiaries, affiliates, successors, assigns and any other person or entity acting for or on behalf of Lender (collectively, the “Released Lender Parties”), of and from any and all actions, causes of action, damages, demands, costs, expenses, claims, indebtedness, liabilities and obligations, and further waives any and all defenses and setoffs, whether such claims, defenses and setoffs are known or unknown, disclosed or undisclosed, whether in law or in equity, and relating, in any manner whatsoever, to this Agreement, the Loan, the Note or any of the other Loan Documents or the Property in connection with any matter arising prior to the Effective Date. Each Borrower Party acknowledges that, subsequent to the execution of this Agreement, it may discover claims that are unknown or unanticipated at the time this Agreement was executed, including unknown or unanticipated claims that arose from, are based upon, or relate to, matters arising prior to the Effective Date for which the release is given the Released Lender Parties in this subparagraph, and that, if known on the date it executed this Agreement, may have materially affected its decision to execute this Agreement. Each Borrower Party acknowledges that it is assuming the risk of such unknown or unanticipated claims and agrees that this Agreement applies thereto. Each Borrower Party expressly waives the benefits of any applicable statutory provision prohibiting, conditioning or restricting the release of unknown or future claims or any of the claims being released pursuant to this Agreement.

(g) The Borrower Parties acknowledge and agree that all waivers, discharges and releases herein contained are a material inducement for Lender entering into this Agreement, and constitute an essential part of the consideration bargained for and received by Lender under this Agreement.

6. Covenants.

(a) If Original Borrower has not provided the Financial Reports (as hereinafter defined) to Lender on or before the closing of the purchase of the Property by New Borrower from Original Borrower, then at said closing, Original Borrower shall deposit the sum of $5,000.00 (the “Last Report Fee”) with the title company or escrow company that is utilized by Lender in connection with consummating the assumption transaction described in this Agreement (the “Escrow Company”). Original Borrower agrees that within thirty (30) days after the Effective Date as first set forth above, Original Borrower will deliver to Lender a copy of all required operating statements and rent rolls with respect to the Property, certified in each case by Original Borrower as being true and correct (including, without limitation, for the period beginning on the first day of the year of this Agreement and ending on the last day of the calendar month which immediately precedes the Effective Date and for the partial calendar month ending on the Effective Date with respect to Operating Statements, and for the calendar month of the Effective Date with respect to rent rolls), and all other financial statements and other reports that Original Borrower is required to deliver to Lender under and in accordance with the provisions of this Agreement and the other Loan Documents and in such form and detail as is required under the Loan Documents, in each case for all periods that precede the Effective Date and that have not been previously provided to Lender (hereinafter, collectively, the “Financial Reports”). Time is of the essence of the foregoing covenant and if Lender does not receive all of the foregoing documentation within the time period as hereinabove set forth, then the Last Report Fee shall be forfeited by Original Borrower to Lender and the same shall be promptly paid by the Escrow Company to Lender upon Lender’s demand for the same, and, in addition, Original Borrower shall pay to Lender, upon demand, all costs and expenses (including, without limitation, attorneys’ fees) incurred by Lender in connection with obtaining the Last Report Fee and the above-described operating statements and rent rolls. Original Borrower agrees to execute and deliver such documentation addressed to the Escrow Company as Lender may reasonably require to evidence the above-described agreement of Original Borrower with respect to the Last Report Fee. If Original Borrower timely performs its obligations under this subparagraph of this Agreement, then Lender shall promptly instruct the Escrow Company to return the Last Report Fee to Original Borrower. New Borrower hereby acknowledges that it shall have no interest in any of the Last Report Fee and Lender shall have no obligation to apply the same against any of the monies that may now or at any time hereafter be owed by New Borrower to Lender under the Loan Documents.

(b) New Borrower and New Guarantor hereby jointly and severally covenant to Lender that the Property will be managed by New Property Manager pursuant to the property management agreement approved by Lender and in accordance with the Loan Documents. New Borrower acknowledges and agrees that all property management fees and compensation payable to New Property Manager are subordinate to Lender’s rights under the Loan Documents in accordance with and to the extent provided in the Assignment and Subordination of Management Agreement of even date herewith among New Borrower, Lender and New Property Manager, and, in connection therewith, New Borrower and New Property Manager will deliver to Lender an Assignment and Subordination of Management Agreement dated as of the Effective Date and satisfactory to Lender in form and substance.

7. Representations and Warranties.

(a) In addition to all representations and warranties in the Loan Documents, the Borrower Parties each represent and warrant as to themselves that (i) it has full power, authority, legal right and capacity to execute, deliver and perform their respective obligations under this Agreement and the other Loan Documents; (ii) the Loan Documents, including, without limitation, this Agreement, constitute valid, enforceable and binding obligations of such party except as may be limited by (A) bankruptcy, insolvency or other similar rights affecting the rights of creditors generally and (B) general principles of equity (regardless of whether considered in a proceeding in equity or at law), and have not been modified either orally or in writing; and (iii) as of the Effective Date, there are no counterclaims, defenses or offsets of any nature whatsoever to any of its respective obligations under the Loan Documents.

(b) The Borrower Parties represent and warrant as to themselves that it (i) is duly organized, validly existing and in good standing under the laws of its state of organization; and (ii) is duly qualified to transact business and is in good standing in the State where the Property is located, if required by applicable law.

(c) New Borrower further represents and warrants that any funds used by New Borrower for its acquisition of the Property have been contributed as capital contributions and are not secured directly or indirectly by an interest in New Borrower or any other collateral that has been assigned to Lender under the Loan.

(d) Original Borrower and Current Guarantor hereby represent and warrant to Lender, New Borrower and New Guarantor that, as of the Effective Date, to Original Borrower’s and Current Guarantor’s knowledge, no Default, Event of Default or default (as any of such terms may be defined in any of the Loan Documents), nor any event which, with the passage of time or the giving of notice (or both) would constitute a Default, Event of Default or default has occurred and is continuing under any of the Loan Documents.

(e) New Guarantor further represents and warrants that the financial position of New Guarantor as of the Effective Date has not significantly deteriorated from the financial position of New Guarantor as reflected on financial statements previously provided to Lender.

8. Further Documents, Etc. The Borrower Parties each hereby agree to execute and deliver to Lender, and authorize the filing and/or recording by Lender of, any and all further documents and instruments reasonably required by Lender to effectuate the transaction contemplated by this Agreement, to create, perfect and/or modify the liens and security interests granted to Lender under the Loan Documents and/or to give effect to the terms and provisions of this Agreement, including, without limitation, appropriate UCC financing statements or amendments. Without limiting the generality of the foregoing, on or before the Effective Date, Lender shall be furnished with the following: (i) certified copies of all documents relating to the organization and formation of New Borrower and New Guarantor, together with all appropriate original documentation evidencing New Borrower’s and New Guarantor’s capacity and good standing; (ii) appropriate documentation evidencing the qualification of the signers to execute this Agreement; (iii) such legal opinions as may be required by Lender; (iv) title endorsements to Lender’s title insurance policy or a replacement Lender’s title insurance policy providing the equivalent coverage; (v) evidence that all insurance required under the Loan Documents is current; (vi) all documentation relating to the management of the Property and the assignment and subordination of any management agreement to Lender; and (vii) evidence of payment of all fees, costs and expenses required by Section 9 hereof. All of the foregoing shall be in form and substance satisfactory to Lender in its reasonable discretion.

9. Costs and Expenses. Original Borrower and/or New Borrower hereby agree to pay any and all fees, costs and expenses, including but not limited to attorneys’ fees and the premium for endorsements to Lender’s title insurance policy or a replacement Lender’s title insurance policy, incurred by Lender in connection with the negotiation, preparation, filing and/or recording of this Agreement and all other documents and instruments executed pursuant to this Agreement and/or to create, perfect or modify the liens, security interests, assignments and/or pledges contemplated hereunder. Concurrently with the execution of this Agreement, New Borrower and/or Original Borrower shall pay Lender an assumption fee of one percent (1%) of the outstanding principal balance of the Note as of the Effective Date as required under Section 2.2 (viii) of the Security Instrument, in addition to all other costs and expenses incurred by Lender in connection with the transfer of the Property and the assumption of the Loan.

10. No Reliance. New Borrower acknowledges that in consummation of this assumption, New Borrower has not relied on any representations by Lender regarding the Property, the title thereto or any other matter.

11. Miscellaneous.

(a) This Agreement shall be binding upon the parties hereto and their respective heirs, executors, personal and legal representatives, successors and assigns.

(b) Wherever Lender’s judgment, consent or approval is required under this Agreement, or Lender shall have an option, election or right of determination under this Agreement that something is satisfactory or not (“Decision Power”), such Decision Power shall be exercised in the sole and absolute discretion of Lender unless otherwise expressly stated to be reasonably exercised.

(c) If any term, covenant or condition of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, the validity or enforceability of the remaining provisions shall not in any way be affected.

(d) This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any Party, but only by an agreement in writing signed by the Party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

(e) The following rules of construction are applicable for the purposes of this Agreement and all documents and instruments supplemental hereto unless the context clearly requires otherwise: All references herein to numbered or lettered Sections or to numbered or lettered Schedules or Exhibits are references to the Sections hereof and the Schedules and Exhibits annexed hereto or otherwise identified in connection herewith. The terms “include,” “including,” and similar terms shall be construed as if followed by the phrase “without being limited to.” Words of masculine, feminine or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural, and vice versa. The term “person,” when used herein, means any natural person, corporation, general or limited partnership, limited liability company, association, joint venture, trust, estate, governmental authority or other legal entity, in each case whether in its own or a representative capacity. No inference in favor of or against any party hereto shall be drawn from the fact that such party has drafted any portion of this Agreement.

12. Governing Law. This Agreement shall be governed by the law of the state in which that portion of the Property which constitutes real property is located (“Governing State”).

13. Venue. THE BORROWER PARTIES EACH HEREBY CONSENT TO PERSONAL JURISDICTION IN THE GOVERNING STATE. JURISDICTION AND VENUE OF ANY ACTION BROUGHT TO ENFORCE THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY ACTION RELATING TO THE LOAN OR THE RELATIONSHIPS CREATED BY OR UNDER THE LOAN DOCUMENTS (“ACTION”) SHALL, AT THE ELECTION OF LENDER, BE IN (AND IF ANY ACTION IS ORIGINALLY BROUGHT IN ANOTHER VENUE, THE ACTION SHALL AT THE ELECTION OF LENDER BE TRANSFERRED TO) A STATE OR FEDERAL COURT OF APPROPRIATE JURISDICTION LOCATED IN THE GOVERNING STATE. THE BORROWER PARTIES EACH HEREBY CONSENT AND SUBMIT TO THE PERSONAL JURISDICTION OF THE STATE COURTS OF THE GOVERNING STATE AND OF FEDERAL COURTS LOCATED IN THE GOVERNING STATE IN CONNECTION WITH ANY ACTION AND HEREBY WAIVE ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN THE GOVERNING STATE FOR PURPOSES OF ANY ACTION. The Borrower Parties each hereby waive and agree not to assert, as a defense to any Action or a motion to transfer venue of any Action, (i) any claim that it is not subject to such jurisdiction; (ii) any claim that any Action may not be brought against it or is not maintainable in those courts or that this Agreement may not be enforced in or by those courts, or that it is exempt or immune from execution; (iii) that the Action is brought in an inconvenient forum; or (iv) that the venue for the Action is in any way improper.

14. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

15. No Impairment. All of the Property described in the Security Instrument and the other Loan Documents shall remain in all respects subject to the lien, charge and encumbrance of the Security Instrument and the other Loan Documents. Nothing in this Agreement shall be deemed to or shall in any manner prejudice or impair any of the Loan Documents or any security granted or held by Lender for the Loan or the original priority of the Security Instrument or any of the other Loan Documents. This Agreement shall not be deemed to be nor shall it constitute any alteration, waiver, annulment or variation of the lien and encumbrance of the Security Instrument or any of the other Loan Documents or the terms and conditions of or any rights, powers or remedies under such documents, except as expressly set forth herein.

16. Notice. Any notice required or permitted to be given under this Agreement or under any of the other Loan Documents must be in writing and given (a) by depositing the same in the United States mail, addressed to the Party to be notified, postage prepaid and registered or certified with return receipt requested; (b) by delivering the same in person to such party; (c) by transmitting a facsimile copy to the correct facsimile phone number of the intended recipient; or (d) by depositing the same into the custody of a nationally recognized overnight delivery service addressed to the Party to be notified. In the event of mailing, notices shall be deemed effective three (3) days after posting; in the event of overnight delivery, notices shall be deemed effective on the next business day following deposit with the delivery service; and in the event of personal service or facsimile transmissions, notices shall be deemed effective when delivered. For purposes of notice, the addresses of the Parties shall be as follows, and the Loan Documents are hereby amended to include the addresses set forth below:

Original Borrower:

KRG Hot Springs Fairgrounds, LLC 30 S. Meridian Street
Indianapolis, Indiana 46204
Facsimile: 317-577-5605
Attn: Daniel R. Sink, Executive Vice President and Chief Financial Officer

With a copy of any notice to Original Borrower to:

April Pyatt Ice Miller LLP
One American Square, Suite 2900
Indianapolis, Indiana 46282
Facsimile: 317-592-4275

New Borrower:

IREIT Hot Springs, Fairgrounds, L.L.C. c/o Inland Real Estate Income Trust, Inc.
2901 Butterfield Road
Oak Brook, Illinois 60523
Facsimile: 630-586-6590
Attn: Chief Financial Officer

With a copy of any notice to New Borrower to:

The Inland Real Estate Group, Inc. 2901 Butterfield Road
Oak Brook, Illinois, 60523
Facsimile: 630-218-4900
Attn: General Counsel

Lender:	KeyBank National Association
11501 Outlook, Suite #300
Overland Park, Kansas 66211
Facsimile: 877-379-1625

With a copy of any notice to Lender to:

Daniel Flanigan, Esq. Polsinelli PC
900 W. 48th Place, Suite 900
Kansas City, Missouri 64112
Facsimile: 816-753-1536

Original Guarantor:

Kite Realty Group, L.P. 30 S. Meridian Street
Indianapolis, Indiana 46204
Facsimile: 317-577-5605
Attn: Daniel R. Sink, Executive Vice President and Chief Financial Officer

With a copy of any notice to Original Guarantor to:

April Pyatt Ice Miller LLP
One American Square, Suite 2900
Indianapolis, Indiana 46282
Facsimile: 317-592-4275

New Guarantor:

Inland Real Estate Income Trust, Inc. 2901 Butterfield Road
Oak Brook, Illinois 60523
Facsimile: 630-586-6590

With a copy of any notice to New Guarantor to:

Inland Real Estate Group, Inc. 2901 Butterfield Road
Oak Brook, Illinois, 60523
Facsimile: 630-218-4900
Attn: General Counsel

17. WAIVER OF TRIAL BY JURY. THE PARTIES EACH HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, THE SECURITY INSTRUMENT, THE NOTE OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY THE PARTIES, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH RIGHT TO TRIAL BY JURY WOULD OTHERWISE ACCRUE. THE PARTIES EACH ARE HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY EACH OTHER.

18. Modifications to Loan Agreement.

(a) The definition of Sponsor found in the first section of the Loan Agreement is amended by deleting “Kite Realty Group Trust, a Maryland Real Estate Investment Trust” and inserting “Inland Real Estate Income Trust, Inc., a Maryland corporation.”

(b) Section 2.4 of the Loan Agreement is amended by deleting the entire Section and inserting the following in its place:

2.4 Additional Permitted Transfers. Notwithstanding anything to the contrary contained in the Loan Documents (including, without limitation, Sections 2.2 and 2.3 above), any Transfers or transfers of direct or indirect equity interests in Borrower completed in strict compliance with the following subsections shall be permitted under the Loan Documents, provided in conjunction with any Transfers or transfers permitted under this Section 2.4, (i) Borrower shall have paid the costs and expenses (if any) of the Rating Agencies and Servicers and reimbursed Lender for its reasonable out-of-pocket costs and expenses (including reasonable attorney’s fees) incurred in connection with any such conveyance or transfer, and (ii) no Prohibited Change of Control or Prohibited Pledge shall occur as a result thereof;

(a) Any issuance, hypothecation, sale or transfer of equity interests in Sponsor;

(b) Acquisition by Sponsor of a separate legal entity whether by merger, stock purchase, asset purchase or any other manner;

(c) The conveyance of 100% of the membership interests in Borrower to an entity (the “Substitute Member”), provided the following condition precedents are satisfied:

(i) Lender shall have received ten (10) days advance written notice of such conveyance or transfer;

(ii) Sponsor affirms the entirety of its obligations as guarantor and indemnitor under the Guaranty, Environmental Indemnity Agreement and Cooperation Agreement pursuant to the terms of an affirmation agreement reasonably acceptable to Lender, and Sponsor continues to satisfy any net worth and liquidity requirements of Guarantor which may be set forth in the Guaranty and Environmental Indemnity Agreement;

(iii) Sponsor, or a wholly-owned (direct or indirect) subsidiary of Sponsor, retains not less than ten percent (10%) of the beneficial interests in the Substitute Member (such entity, the “Inland Member”);

(iv) The Inland Member is appointed to serve, and does serve, as the manager/managing member/general partner as the case may be, of the Substitute Member and maintains the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of Borrower, whether through the ability to exercise voting power, by contract or otherwise;

(v) no Event of Default or monetary Default shall be continuing at the time of such conveyance or transfer;

(vi) Borrower shall have delivered to Lender legal opinions of counsel reasonably acceptable to Lender that are equivalent to the opinions delivered to Lender on the Closing Date, including, one or more Delaware legal opinion(s) regarding matters related to Single Member LLC’s and to the extent necessary to satisfy a Rating Condition, nonconsolidation opinions that are reasonably satisfactory to Lender and satisfactory to each of the Rating Agencies; and Borrower, Substitute Member and Inland Member shall have delivered such other documents, certificates and legal opinions, including relating to REMIC matters, as Lender shall reasonably request;

(vii) Substitute Member and Inland Member shall have delivered to Lender all documents reasonably requested by it relating to the existence and due authorization of such Substitute Member and Inland Member, each in form and substance reasonably satisfactory to Lender, including a certified copy of the applicable resolutions from all appropriate Persons, certified copies of the organizational documents of the Substitute Member and Inland Member, together with all amendments thereto, and certificates of good standing or existence for the Substitute Member and Inland Member issued as of a recent date by its state of organization and each other state where such entity, by the nature of its business, is required to qualify or register;

(viii) Lender has received satisfactory evidence that Borrower, Substitute Member and Inland Member, as required by Lender, shall be a Single-Purpose Entity; and

(ix) Lender has received payment by Borrower of a fee equal to Five Thousand and No/100 Dollars ($5,000.00).

(d) Either (a) an Assumption or (b) a transfer of the entire membership in the Borrower to a wholly owned subsidiary of Sponsor (the “Permitted Affiliate Transferee”) provided the following condition precedents are satisfied:

(i) Lender has received thirty (30) days advance written notice from Borrower;

(ii) no Event of Default or monetary Default shall be continuing at the time of such conveyance or transfer;

(iii) in regards to an Assumption to a Permitted Affiliate Transferee, the condition precedents set forth in Section 2.2 shall be Satisfied in their entirety other than the requirement to pay the assumption fee set forth in Section 2.2(vii) above (provided, Borrower shall have reimbursed Lender for its reasonable out-of-pocket costs and expenses incurred in connection with such Transfer);

(iv) the credit worthiness of Sponsor has not materially deteriorated in the reasonable discretion of Lender from the date Sponsor assumed the obligations under the Guaranty and the Environmental Indemnity Agreement to the date of the proposed Assumption or transfer of membership interests, Sponsor affirms the entirety of its obligations as guarantor and indemnitor under the Guaranty, Environmental Indemnity Agreement and Cooperation Agreement pursuant to the terms of an affirmation agreement reasonably acceptable to Lender, and Guarantor continues to satisfy any net worth and liquidity requirements of Guarantor which may be set forth in the Guaranty and Environmental Indemnity Agreement;

(v) in conjunction with an Assumption, the Permitted Affiliate Transferee and its managing member or general partner, as required by Lender, shall be a Single-Purpose Entity;

(vi) in the case of a transfer of the membership interest in Borrower, (a) Borrower shall continue to be a Single-Purpose Entity; (b) Borrower shall have delivered to Lender legal opinions of counsel reasonably acceptable to Lender that are equivalent to the opinions delivered to Lender on the Closing Date, including, one or more Delaware legal opinion(s) regarding matters related to Single Member LLC’s and to the extent necessary to satisfy a Rating Condition, nonconsolidation opinions that are reasonably satisfactory to Lender and satisfactory to each of the Rating Agencies; and (c) Borrower and the Permitted Affiliate Transferee shall have delivered such other documents, certificates and legal opinions, including relating to REMIC matters, as Lender shall reasonably request;

(vii) Permitted Affiliate Transferee hall have delivered to Lender all documents reasonably requested by it relating to the existence and due authorization of such Permitted Affiliate Transferee, each in form and substance reasonably satisfactory to Lender, including a certified copy of the applicable resolutions from all appropriate Persons, certified copies of the organizational documents of the Permitted Affiliate Transferee, together with all amendments thereto, and certificates of good standing or existence for the Permitted Affiliate Transferee issued as of a recent date by its state of organization and each other state where such entity, by the nature of its business, is required to qualify or register; and

(viii) Lender has received payment by Borrower of a fee equal to Five Thousand and No/100 Dollars ($5,000.00).

(e) Either (a) an Assumption or (b) a transfer of the entire membership in the Borrower to a Permitted Affiliate REIT (as hereinafter defined) or a Single-Purpose Entity which is a wholly owned subsidiary of a Permitted Affiliate REIT (the “Affiliate REIT Transferee”), provided the following condition precedents are satisfied:

(i) Lender receives thirty (30) days advance written notice from Borrower;

(ii) no Event of Default or monetary Default shall be continuing at the time of such conveyance or transfer;

(iii) in regards to an Assumption, the condition precedents set forth in Section 2.2 shall be satisfied in their entirety other than the requirement to pay the assumption fee set forth in Section 2.2(vii) above (provided, Borrower shall have reimbursed Lender for its reasonable out-of-pocket costs and expenses incurred in connection with such Transfer);

(iv) the net worth of the Permitted Affiliate REIT is no less than Seventy Five Million and No/100 Dollars ($75,000,000),

(v) the Permitted Transferee REIT shall assume all obligations, liabilities, guarantees and indemnities of Sponsor and any other guarantor under the Loan Documents pursuant to documentation satisfactory to Lender; and

(vi) the Permitted Transferee REIT and Affiliate REIT Transferee shall have delivered to Lender legal opinions of counsel reasonably acceptable to Lender that are equivalent to the opinions delivered to Lender on the Closing Date, including, to the extent necessary to satisfy a Rating Condition, nonconsolidation opinions that are reasonably satisfactory to Lender and satisfactory to each of the Rating Agencies; and Borrower, the Permitted Transferee REIT and Affiliate REIT Transferee shall have delivered such other documents, certificates and legal opinions, including relating to REMIC matters, as Lender shall reasonably request;

(vii) such Permitted Transferee REIT and Affiliate REIT Transferee shall have delivered to Lender all documents reasonably requested by it relating to the existence of such Permitted Transferee REIT and Affiliate REIT Transferee and the due authorization of the Permitted Transferee REIT and Affiliate REIT Transferee, each in form and substance reasonably satisfactory to Lender, including a certified copy of the applicable resolutions from all appropriate Persons, certified copies of the organizational documents of the Permitted Transferee REIT and Affiliate REIT Transferee, together with all amendments thereto, and certificates of good standing or existence for the Permitted Transferee REIT and Affiliate REIT Transferee issued as of a recent date by its state of organization and each other state where such entity, by the nature of its business, is required to qualify or register; and

(viii) Lender has received payment by Borrower of a fee equal to Five Thousand and No/100 Dollars ($5,000.00).

(f) Provided the condition precedents outlined below are satisfied, the merger of Sponsor with any of the following entities: (a) Inland Real Estate Corporation, a Maryland corporation, (b) Inland Real Estate Investment Corporation, a Delaware corporation, (c) Retail Properties of America, Inc., formerly known as Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, (d) Inland American Real Estate Trust, Inc., (e) any other real estate investment trust sponsored by Inland Real Estate Investment Corporation, or (f) any other entity composed entirely of any of the foregoing, by merger or other business combination (the entities listed in (a) - (f) are each hereinafter referred to as a “Permitted Affiliate REIT”),

(i) Lender receives thirty (30) days advance written notice from Borrower;

(ii) the net worth and liquidity of the entity which survives the merger with the Permitted Affiliate REIT shall equal or exceed the net worth of Sponsor immediately prior to such merger and in any event the surviving entity shall continue to satisfy any net worth and liquidity requirements set forth in the Guaranty and the Environmental Indemnity Agreement;

(iii) if the entity which survives the merger is not Sponsor, the successor entity shall assume all obligations, liabilities, guarantees and indemnities of Sponsor and any other guarantor under the Loan Documents pursuant to documentation satisfactory to Lender;

(iv) if the entity which survives the merger is Sponsor, Sponsor shall affirm the entirety of its obligations as guarantor and indemnitor under the Guaranty, Environmental Indemnity Agreement and Cooperation Agreement pursuant to the terms of an affirmation agreement reasonably acceptable to Lender; and

(v) the satisfaction of the conditions outlined in Sections 2.4(e)(vi) and (vii) but as they relate to the Sponsor and the Permitted Affiliate REIT.

(g) The reconstitution or conversion of Sponsor from one legal entity type to another entity type, provided the following condition precedents are satisfied:

(i) Lender receives thirty (30) days advance written notice from Borrower;

(ii) the net worth and liquidity of the reconstituted entity shall equal or exceed the net worth of Sponsor immediately, prior to such reconstitution and in any event the surviving entity shall continue to satisfy any net worth and liquidity requirements set forth in the Guaranty and the Environmental Indemnity Agreement;

(iii) the reconstituted entity shall assume all obligations, liabilities, guarantees and indemnities of Sponsor and any other guarantor under the Loan Documents pursuant to documentation satisfactory to Lender;

(iv) the satisfaction of the conditions outlined in Sections 2.4(e)(vi) and (vii) but as they relate to the reconstituted entity; and

(v) immediately following such reconstitution, the surviving entity shall be a public (but not necessarily listed on an exchange) entity.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Original Borrower:

KRG HOT SPRINGS FAIRGROUNDS, LLC,

a Delaware limited liability company

By:

Name:

Title:

STATE OF )

) SS

COUNTY OF )

The foregoing instrument was acknowledged before me this day of March, 2015, by of KRG HOT SPRINGS FAIRGROUNDS, LLC, a Delaware limited liability company, on behalf of the company, and has produced as identification.

Notary Public

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

New Borrower:

IREIT HOT SPRINGS FAIRGROUNDS, L.L.C.,

a Delaware limited liability company

By: Inland Real Estate Income Trust, Inc.,

a Maryland corporation,

its sole member

By:

Name:

Title:

STATE OF )

) SS

COUNTY OF )

The foregoing instrument was acknowledged before me this day of March, 2015, by of Inland Real Estate Income Trust Inc., a Maryland corporation, the sole member of IREIT HOT SPRINGS FAIRGROUNDS, L.L.C., a Delaware limited liability company, on behalf of the company, and has produced as identification.

Notary Public

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Original Guarantor:

KITE REALTY GROUP, L.P.,

a Delaware limited partnership

By: Kite Realty Group Trust,

a Maryland Real Estate Investment Trust,

its General Partner

By:

Name:

Title:

STATE OF )

) SS

COUNTY OF )

The foregoing instrument was acknowledged before me this _____ day of March, 2015, by _____of Kite Realty Group Trust, the general partner of KITE REALTY GROUP, L.P., a Delaware limited partnership, on behalf of the partnership, and has produced _____ as identification.

Notary Public

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

New Guarantor:

INLAND REAL ESTATE INCOME TRUST, INC.,

a Maryland corporation

By:

Name:

Title:

STATE OF )

) SS

COUNTY OF )

The foregoing instrument was acknowledged before me this day of March, 2015, by of INLAND REAL ESTATE INCOME TRUST INC., a Maryland corporation, on behalf of the corporation, and has produced as identification.

Notary Public

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Lender:

WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF GS MORTGAGE SECURITIES CORPORATION II, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2012-GC6

By:	KeyBank National Association,

a national banking association,
as Authorized Agent

By:

Name:

Title:

STATE OF KANSAS )

) ss.

COUNTY OF JOHNSON )

On this _______ day of March, 2015, before me, the undersigned notary public, personally appeared _____________________________, the ____________________ of KeyBank National Association, a national banking association, the authorized agent for WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF GS MORTGAGE SECURITIES CORPORATION II, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2012-GC6, known to me to be the person who executed the document on behalf of WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF GS MORTGAGE SECURITIES CORPORATION II, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2012-GC6 and acknowledged to me that s/he executed the same for the purposes therein stated.

Notary Public in and for Said County and State

(Type, print or stamp the Notary’s name below his

or her signature)

My Commission Expires:

____________________

EXHIBIT A

LEGAL DESCRIPTION